The Gabelli Utilities Fund

SUMMARY PROSPECTUS April 27, 2012

Class A (GAUAX), B (GAUBX), C (GAUCX), I (GAUIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 27, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli Utilities Fund (the “Fund”) seeks to provide a high level of total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More Information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 12 of the Prospectus.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.15%	0.15%	0.15%	0.15%

Total Annual Fund Operating Expenses	1.40%	2.15%	2.15%	1.15%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	$718	$973	$1,354	$2,292
Class C Shares	$318	$673	$1,154	$2,483
Class I Shares	$117	$365	$633	$1,398

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	$218	$673	$1,154	$2,292
Class C Shares	$218	$673	$1,154	$2,483
Class I Shares	$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of domestic or foreign companies that are involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas, and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications, and internet and that derive at least 50% of their revenue or earnings from, or devote at least 50% of their assets to, utilities (each, a “Utility Company” and collectively, “Utility Companies”) that the Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”), believes have the potential to provide either capital appreciation or current income. The Adviser emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends. For additional information about selection of investments suitable for the Fund, see page 8 of the Prospectus.

In selecting investments, the Adviser will consider factors such as: (i) the market price of the issuer’s common stock, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills, and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stocks; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio management team.

The Fund’s assets will be invested primarily in a broad range of readily marketable dividend-paying common stocks in the utilities industry. Although many of these common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund.

The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers.

You May Want to Invest in the Fund if:

•	you are a long-term investor
•	you seek growth of capital as well as current income
•	you wish to include an income strategy as a portion of your overall investments
•	you believe that the utilities industry can generate growth of capital

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund is also subject to the following risks: that its portfolio companies will reduce or eliminate the dividend rate on the securities held by the Fund, that no event occurs to surface the value expected by the Adviser, or that regulatory actions adversely affect the Fund’s portfolio securities. As a consequence of its policy of concentrating in the utility industry, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. Foreign securities are subject to currency, information, and political risks.

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell shares of the Fund, they could be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•	Fund and Management Risk. If the portfolio manager is incorrect in his assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Industry Risk.    The Fund’s investments in Utility Companies may be more susceptible to various factors, including government regulation, increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services.

•	Regulatory Risk. The Fund’s investments in Utility Companies may lose value because of changes in the amounts and types of governmental and environmental regulation.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

“Return of Capital” Risk.    The Fund’s distributions may represent a non-taxable return of capital. A return of capital distribution is a distribution in excess of current and accumulated earnings and profits. A return of capital distribution is tax-free to the extent of a shareholder’s basis in its Fund shares and reduces the shareholder’s basis to that extent.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI UTILITIES FUND (Total Returns for the Years Ended December 31)

The bar chart above shows total returns for Class AAA Shares for the year ended 2002 and total returns for Class A Shares for the years ended 2003 through 2011. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 22.0% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.5)% (quarter ended September 30, 2002).

Average Annual Total Returns (for the periods ended December 31, 2011)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Utilities Fund Class A Shares
Return Before Taxes	8.16%	3.93%	7.50%
Return After Taxes on Distributions	1.76%	2.36%	6.34%
Return After Taxes on Distributions and Sale of Fund Shares	1.54%	2.25%	5.84%
Class B Shares
Return Before Taxes	7.32%	3.13%	6.71%
Class C Shares
Return Before Taxes	7.26%	3.14%	6.75%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	8.31%	4.08%	7.55%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	(0.25)%	2.92%
S&P 500 Utilities Index (reflects no deduction for fees, expenses, or taxes)	19.91%	3.71%	6.42%
Lipper Utility Fund Average (reflects no deduction for fees, expenses or taxes)	12.43%	2.89%	6.96%

The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Fund, which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively “IRAs”). After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC, serves as the Adviser to the Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since its inception on August 31, 1999.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments. Class B Shares are no longer available for new investments, except through exchanges from Class B Shares of certain other Gabelli/GAMCO funds or reinvestment of dividends and capital gains.

Generally, the minimum initial investment for Class I Shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

470 multi 2012

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